UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21882

Oppenheimer Rochester North Carolina Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: March 31

Date of reporting period: 6/30/2014

Item 1.	Schedule of Investments.

STATEMENT OF INVESTMENTS     June 30, 2014     Unaudited

Principal Amount		Coupon	Maturity	Value
Municipal Bonds and Notes—109.8%
North Carolina—69.6%
$165,000	Asheville, NC Hsg. Authority (Oak Knoll Apartments)[1]	5.625%[2]	09/01/2033	$165,310
1,000,000	Buncombe County, NC (Woodfin Downtown Corridor Devel.)[1]	7.250	08/01/2034	1,352,190
500,000	Charlotte, NC Airport[1]	5.000	07/01/2031	545,410
1,900,000	Charlotte, NC Airport (Charlotte Douglas Airport)[1]	5.000	07/01/2036	2,054,204
2,500,000	Charlotte, NC Douglas International Airport Special Facilities (US Airways)[1]	7.750	02/01/2028	2,517,425
1,830,000	Charlotte-Mecklenburg, NC Hospital Authority (Carolinas Healthcare System)[1]	5.125	01/15/2037	1,985,239
50,000	Charlotte-Mecklenburg, NC Hospital Authority Health Care System (Carolinas Healthcare)[1]	5.250	01/15/2039	55,725
250,000	Columbus County, NC IF&PCFA (International Paper Company)[1]	5.700	05/01/2034	277,678
100,000	Columbus County, NC IF&PCFA (International Paper Company)[1]	6.250	11/01/2033	113,587
4,645,000	Durham, NC Hsg. Authority (Naples Terrace Apartments)[1]	5.700	06/01/2033	4,729,585
100,000	E. Lincoln County, NC Water & Sewer District[1]	4.750	06/01/2018	102,275
1,500,000	Elizabeth City, NC Multifamily Hsg. (Walker Landing)[1]	5.125	03/20/2049	1,513,335
500,000	Fayetteville, NC State University (Student Hsg.)[1]	5.000	04/01/2037	530,975
30,000	Iredell County, NC GO	4.750	02/01/2016	30,412
15,000	Mint Hill, NC Sanitation District	5.250	06/01/2020	15,361
425,000	Mint Hill, NC Sanitation District	5.250	06/01/2019	435,255
125,000	Mint Hill, NC Sanitation District	5.250	06/01/2017	127,394
1,000,000	NC Capital Facilities Finance Agency (Brevard College Corp.)[1]	5.000	10/01/2026	945,530
500,000	NC Capital Facilities Finance Agency (Davidson College)	5.000	03/01/2040	549,515
30,000	NC Capital Facilities Finance Agency (Elizabeth City State University Hsg. Foundation)[1]	5.000	06/01/2023	30,028
170,000	NC Capital Facilities Finance Agency (Elizabeth City State University Hsg. Foundation)[1]	5.000	06/01/2028	170,080
30,000	NC Capital Facilities Finance Agency (Elizabeth City State University Hsg. Foundation)[1]	5.000	06/01/2033	30,005
110,000	NC Capital Facilities Finance Agency (Elizabeth City State University Hsg. Foundation)	5.250	06/01/2017	110,281
1,535,000	NC Capital Facilities Finance Agency (Meredith College)[1]	6.125	06/01/2035	1,649,588
1,655,000	NC Capital Facilities Finance Agency (Meredith College)[1]	6.000	06/01/2031	1,780,432
200,000	NC Capital Facilities Finance Agency (Methodist University)	5.000	03/01/2019	229,282
440,000	NC Capital Facilities Finance Agency (Methodist University)	5.000	03/01/2022	505,067
810,000	NC Capital Facilities Finance Agency (North Carolina A&T University Foundation)[1]	5.000	06/01/2027	810,097
45,000	NC Capital Facilities Finance Agency (North Carolina A&T University)[1]	5.000	06/01/2032	44,997
30,000	NC COP (Winston-Salem State University Hsg.)[1]	4.800	06/01/2033	29,555
175,000	NC COP (Winston-Salem State University Hsg.)[1]	5.000	06/01/2036	173,726

1	OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF INVESTMENTS     Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
North Carolina (Continued)
$25,000	NC Eastern Municipal Power Agency[1]	6.500%	01/01/2018	$29,679
2,830,000	NC HFA (Home Ownership)[1]	5.250	01/01/2039	2,921,890
110,000	NC HFA (Home Ownership)[1]	5.250	07/01/2039	111,828
80,000	NC HFA (Home Ownership)[1]	5.125	01/01/2028	83,281
180,000	NC HFA (Multifamily Hsg.)[1]	5.500	02/20/2043	180,398
575,000	NC Medical Care Commission (AHA1HC/AHA3HC/AHA4HC/AHACHC/AHEHC/AHA7HC Obligated Group)[1]	5.500	10/01/2024	584,430
2,210,000	NC Medical Care Commission (AHACHC)[1]	5.800	10/01/2034	2,246,620
1,310,000	NC Medical Care Commission (Aldersgate United Methodist Retirement Community)	6.250	07/01/2035	1,376,181
135,000	NC Medical Care Commission (Deerfield Episcopal Retirement Community)[1]	5.000	11/01/2023	135,459
45,000	NC Medical Care Commission (Deerfield Episcopal Retirement Community)	6.000	11/01/2033	49,392
1,400,000	NC Medical Care Commission (Deerfield Episcopal Retirement Community)[1]	6.125	11/01/2038	1,531,250
8,000,000	NC Medical Care Commission (Duke University Health System)[3]	5.000	06/01/2042	8,845,280
305,000	NC Medical Care Commission (Forest at Duke)[1]	5.500	09/01/2018	305,814
500,000	NC Medical Care Commission (Galloway Ridge)[1]	6.000	01/01/2039	514,835
115,000	NC Medical Care Commission (Givens Estates)[1]	5.000	07/01/2027	120,466
50,000	NC Medical Care Commission (Glenaire/The Presbyterian Homes Obligated Group)[1]	5.500	10/01/2031	50,290
1,700,000	NC Medical Care Commission (Glenaire/The Presbyterian Homes Obligated Group)[1]	5.200	10/01/2021	1,733,507
345,000	NC Medical Care Commission (Glenaire/The Presbyterian Homes Obligated Group)[1]	5.600	10/01/2036	346,632
55,000	NC Medical Care Commission (Halifax Regional Medical Center)[1]	5.000	08/15/2024	55,023
320,000	NC Medical Care Commission (Hugh Chatham Memorial Hospital)[1]	5.000	10/01/2033	319,978
540,000	NC Medical Care Commission (Scotland Memorial Hospital)[1]	5.500	10/01/2019	541,220
250,000	NC Medical Care Commission (Southminster)[1]	6.125	10/01/2018	250,563
50,000	NC Medical Care Commission (STHS)[1]	6.250	10/01/2019	50,182
370,000	NC Medical Care Commission (STHS/STMH/STM/HCC)	6.375	10/01/2029	371,669
105,000	NC Medical Care Commission (STTLC)[1]	5.375	10/01/2019	105,198
35,000	NC Medical Care Commission (STTLC)	5.375	10/01/2014	35,098
520,000	NC Medical Care Commission (UHSEC)[1]	6.000	12/01/2029	595,140
380,000	NC Medical Care Commission (UHSEC/PCMH Obligated Group)[1]	6.250	12/01/2033	438,170
750,000	NC Medical Care Commission (Wakemed)	5.000	10/01/2031	824,355
500,000	NC Medical Care Commission Health Care Facilities (Appalachian Regional Healthcare System)[1]	6.625	07/01/2034	574,540
750,000	NC Medical Care Commission Health Care Facilities (Lutheran Services for the Aging)[1]	5.000	03/01/2042	754,223
2,000,000	NC Medical Care Commission Health Care Facilities (Novant Health)[1]	5.250	11/01/2040	2,150,180

2	OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF INVESTMENTS     Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
North Carolina (Continued)
$35,000	NC Medical Care Commission Health Care Facilities (Pines at Davidson)[1]	5.000%		01/01/2036	$35,292
500,000	NC Medical Care Commission Retirement Facilities (Carolina Village)[1]	6.000		04/01/2038	515,580
40,000	NC Medical Care Commission Retirement Facilities (Cypress Glen Retirement Community)[1]	6.000		10/01/2033	40,590
20,000	NC Medical Care Commission Retirement Facilities (Southminster)[1]	5.750		10/01/2037	20,344
25,000	NC Medical Care Commission Retirement Facilities (The Forest at Duke)	5.200		09/01/2014	25,080
750,000	NC Medical Care Commission Retirement Facilities (The United Methodist Retirement Homes)[1]	5.500		10/01/2032	753,188
1,590,000	NC Medical Care Commission Retirement Facilities (The United Methodist Retirement Homes)	5.000		10/01/2033	1,593,609
5,000	NC Medical Care Commission Retirement Facilities (The United Methodist Retirement Homes)[1]	5.500		10/01/2035	5,005
250,000	NC Turnpike Authority (Monroe Connector System)[1]	5.000		07/01/2036	274,495
750,000	New Hanover County, NC Hospital (New Hanover Regional Medical Center)	5.000		10/01/2026	843,593
25,000	Northern Hospital District of Surry County, NC Health Care Facilities[1]	5.750		10/01/2024	26,648
500,000	Northern Hospital District of Surry County, NC Health Care Facilities[1]	6.250		10/01/2038	536,285
10,000	Northern Hospital District of Surry County, NC Health Care Facilities[1]	5.500		10/01/2029	10,009
365,000	Oak Island, NC Enterprise System[1]	6.000		06/01/2036	407,033
3,000,000	Raleigh Durham, NC Airport Authority[1]	5.000		05/01/2037	3,152,250
20,000	University of NC System[1]	5.500		10/01/2034	22,110
1,410,000	Western Carolina University, NC (Student Housing)	5.000		06/01/2033	1,536,392

					61,639,817

U.S. Possessions—40.2%
250,000	Guam Government Waterworks Authority & Wastewater System[1]	5.875		07/01/2035	252,967
750,000	Guam International Airport Authority	6.000		10/01/2034	852,105
125,000	Guam Power Authority, Series A	5.000		10/01/2030	138,852
125,000	Guam Power Authority, Series A	5.000		10/01/2023	145,609
155,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)[1]	5.250		06/01/2032	135,473
67,775,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)	7.250	[4]	06/01/2057	1,238,927
230,000	Northern Mariana Islands Commonwealth, Series A1	5.000		06/01/2017	228,956
2,010,000	Northern Mariana Islands Commonwealth, Series A	5.000		06/01/2030	1,669,888
250,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2038	169,092
500,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.125		07/01/2024	360,600
4,495,000	Puerto Rico Children’s Trust Fund (TASC)	5.625		05/15/2043	3,916,853
3,520,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	3,156,102
42,900,000	Puerto Rico Children’s Trust Fund (TASC)	6.377	[4]	05/15/2050	2,770,482
2,020,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	2,040,382
24,500,000	Puerto Rico Children’s Trust Fund (TASC)	7.625	[4]	05/15/2057	358,190

3	OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF INVESTMENTS     Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$2,250,000	Puerto Rico Commonwealth GO1	6.500%		07/01/2037	$1,719,787
800,000	Puerto Rico Commonwealth GO1	6.000		07/01/2039	585,680
70,000	Puerto Rico Commonwealth GO1	5.875		07/01/2036	51,136
70,000	Puerto Rico Commonwealth GO	5.125		07/01/2031	49,543
750,000	Puerto Rico Commonwealth GO	5.750		07/01/2028	554,265
5,000	Puerto Rico Commonwealth GO1	5.000		07/01/2028	3,557
395,000	Puerto Rico Commonwealth GO1	5.250		07/01/2030	284,372
85,000	Puerto Rico Convention Center Authority[1]	5.000		07/01/2027	78,266
1,500,000	Puerto Rico Electric Power Authority, Series A1	6.750		07/01/2036	690,945
400,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2029	177,268
320,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2030	141,821
440,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2031	194,999
1,000,000	Puerto Rico Electric Power Authority, Series XX1	5.250		07/01/2040	443,260
250,000	Puerto Rico Highway & Transportation Authority[1]	5.300		07/01/2035	193,815
25,000	Puerto Rico Highway & Transportation Authority[1]	5.000		07/01/2022	8,265
50,000	Puerto Rico Infrastructure	6.928	[4]	07/01/2043	5,699
1,000,000	Puerto Rico Infrastructure	7.000	[4]	07/01/2032	166,030
450,000	Puerto Rico Infrastructure	7.000	[4]	07/01/2033	65,930
335,000	Puerto Rico Infrastructure	7.102	[4]	07/01/2035	68,809
3,000,000	Puerto Rico Infrastructure	7.332	[4]	07/01/2030	549,750
30,000	Puerto Rico Infrastructure	7.000	[4]	07/01/2036	5,837
2,120,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500		10/01/2037	1,279,738
725,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.250		10/01/2024	515,163
1,000,000	Puerto Rico Infrastructure Financing Authority[1]	5.500		07/01/2024	1,001,450
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375		04/01/2042	83,936
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.125		04/01/2032	86,579
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000		04/01/2027	90,338
50,000	Puerto Rico ITEMECF (Ashford Presbyterian Community)[1]	6.700		11/01/2020	44,485
100,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000		10/01/2042	81,916
10,000	Puerto Rico Municipal Finance Agency, Series A5	5.500		07/01/2017	10,019
45,000	Puerto Rico Public Buildings Authority	5.250		07/01/2042	30,589
100,000	Puerto Rico Public Buildings Authority[1]	6.250		07/01/2026	78,644
600,000	Puerto Rico Public Buildings Authority[1]	6.750		07/01/2036	472,566
250,000	Puerto Rico Public Buildings Authority[1]	6.250		07/01/2031	185,353
30,000	Puerto Rico Public Buildings Authority[1]	5.250		07/01/2033	20,821
500,000	Puerto Rico Public Buildings Authority[1]	7.000		07/01/2021	428,030
750,000	Puerto Rico Public Buildings Authority[1]	7.000		07/01/2025	613,763
5,000	Puerto Rico Public Buildings Authority, Series D1	5.250		07/01/2036	3,439
1,000,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.500		08/01/2044	862,180
750,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.375		08/01/2039	586,335
500,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.375		08/01/2039	437,800
5,250,000	Puerto Rico Sales Tax Financing Corp., Series C1	6.000		08/01/2042	4,369,365
200,000	University of Puerto Rico[1]	5.000		06/01/2025	125,310
250,000	University of Puerto Rico[1]	5.000		06/01/2026	154,605
275,000	University of Puerto Rico, Series Q1	5.000		06/01/2030	165,377

4	OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF INVESTMENTS     Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$370,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000%	05/15/2021	$366,126

				35,567,439

Total Investments, at Value (Cost $104,037,344)—109.8%				97,207,256
Net Other Assets (Liabilities)—(9.8)				(8,680,240)

Net Assets—100.0%				$88,527,016

Footnotes to Statement of Investments

1.	All or a portion of the security position has been segregated for collateral to cover borrowings.
2.	Represents the current interest rate for a variable or increasing rate security.
3.	Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See accompanying Notes.
4.	Zero coupon bond reflects effective yield on the date of purchase.
5.	All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after June 30, 2014. See accompanying Notes.

To simplify the listings of securities, abbreviations are used per the table below:

AHA1HC	ARC/HDS Alamance #1 Hsg. Corp.
AHA3HC	ARC/HDS Alamance #3 Hsg. Corp.
AHA4HC	ARC/HDS Alamance #4 Hsg. Corp
AHA7HC	ARC/HDS Alamance #7 Hsg. Corp.
AHACHC	ARC/HDS Alamance Country Housing Corp.
AHEHC	ARC/HDS Elon Housing Corp.
COP	Certificates of Participation
GO	General Obligation
HCC	Home Care of the Carolinas
HFA	Housing Finance Agency
IF&PCFA	Industrial Facilities and Pollution Control Financing Authority
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
PCMH	Pitt County Memorial Hospital
ROLs	Reset Option Longs
STHS	Stanly Health Services
STM	Stanly Manor
STMH	Stanly Memorial Hospital
STTLC	Stanly Total Living Center
TASC	Tobacco Settlement Asset-Backed Bonds
UHSEC	University Health Systems of Eastern Carolina
V.I.	United States Virgin Islands

5	OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO

STATEMENT OF INVESTMENTS     June 30, 2014     Unaudited

Oppenheimer Rochester North Carolina Municipal Fund (the “Fund”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a broker dealer (the “sponsor”). The sponsor creates a trust (the “Trust”) into which it deposits the underlying municipal bond. The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

6	OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS     Unaudited / Continued

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly purchase the underlying municipal bond from the Trust by paying to the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. Through the exercise of either of these rights, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain

7	OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS     Unaudited / Continued

adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of June 30, 2014, the Fund’s maximum exposure under such agreements is estimated at $4,000,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities in the annual and semiannual reports (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities in the annual and semiannual reports equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations in the annual and semiannual reports, while interest payable on the related short-term floating rate securities is recorded as interest expense. At June 30, 2014, municipal bond

8	OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS     Unaudited / Continued

holdings with a value of $8,845,280 shown on the Fund’s Statement of Investments in the annual and semiannual reports are held by such Trusts and serve as the underlying municipal bonds for the related $4,000,000 in short-term floating rate securities issued and outstanding at that date.

At June 30, 2014, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$4,000,000	NC Medical Care Commission ROLs[3]	9.509%	6/1/42	$4,845,280

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.
2.	Represents the current interest rate for the inverse floating rate security.
3.	Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities in the annual and semiannual reports, and interest on the security is recorded as investment income on the Fund’s Statement of Operations in the annual and semiannual reports.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $4,000,000 as of June 30, 2014.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

9	OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS     Unaudited / Continued

As of June 30, 2014, the Fund had sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Sold securities	$5,000

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last

10	OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS     Unaudited / Continued

Securities Valuation (Continued)

sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or

11	OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS     Unaudited / Continued

Securities Valuation (Continued)

initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of June 30, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
North Carolina	$—	$61,639,817	$—	$61,639,817
U.S. Possessions	—	35,567,439	—	35,567,439

Total Assets	$—	$97,207,256	$—	$97,207,256

12	OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS     Unaudited / Continued

Securities Valuation (Continued)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2014 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$100,030,866 [1]

Gross unrealized appreciation	$3,434,245
Gross unrealized depreciation	(10,264,333)

Net unrealized depreciation	$(6,830,088)

1.	The Federal tax cost of securities does not include cost of $4,006,478, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note.

13	OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Item 2.	Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/30/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester North Carolina Municipal Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 8/8/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 8/8/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date: 8/8/2014